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                                                                  EXHIBIT 10.1


                              FIRST AMENDMENT TO THE
                    1993 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     Grubb & Ellis Company (the "Company"), a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors and its stockholders has adopted this First Amendment to the 1993 Stock Option Plan for Outside Directors (the "Plan") pursuant to Section 11 of the Plan, effective as of November 19, 1998.

     1. Section 2 of the Plan is hereby amended to read in its entirety as follows:

          "2. EFFECTIVE DATE OF THE PLAN; TERM. The Plan was originally effective as of January 1, 1993. Subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company voting on or before November 19, 1998, this First Amendment to the Plan shall be effective as of November 19, 1998 ("Effective Date"). The Plan shall continue in effect until such date as the Board of Directors of the Company discontinues the Plan, or earlier upon the issuance of all of the Shares reserved for the Plan. Any such termination of the Plan shall not affect Options previously granted and such Options shall remain in full force and effect as if this Plan had not been terminated."

     2. Section 3 of the Plan is hereby amended to read in its entirety as follows:

          "3. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of this Plan, the Board shall have sole authority, in its absolute discretion, to do everything necessary or appropriate to administer this Plan, including, without limitation, interpreting this Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including the Company and its subsidiaries, and all persons who have been granted Options under the Plan ("Optionees")."

     3. Section 5 of the Plan is hereby amended to read in its entirety as follows:

          "5.  STOCK TO BE OPTIONED.    The maximum number of Shares of
     authorized, but unissued, or reacquired Common Stock of the Company, which may be optioned and sold under this Plan is, as of the Effective Date, 300,000 Shares, 50,000 of which were authorized under the Plan prior to the adoption of this First Amendment. Shares subject to expired or canceled Options will be available for regrant of Options."


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     4.  Section 6 of the Plan is hereby amended to read in its entirety as follows:

          "6.  GRANTING OF OPTIONS.    Upon the election of an Outside Director
     to the Board of Directors of the Company, such Outside Director shall automatically be granted an option to purchase 10,000 Shares as of the date of such election ("Initial Options"). On and after the Effective Date, an option to purchase 8,000 Shares shall automatically be granted to each Outside Director on each successive fourth-year anniversary of such Outside Director's initial election as director ("Anniversary Options"). Outside Directors who had served as directors of the Company for at least four years prior to the Effective Date shall be granted an option to purchase 8,000 Shares on the Effective Date and shall thereafter be granted an option to purchase 8,000 Shares on each successive fourth-year anniversary of the dates that their original service as directors of the Company began. Options granted are "non-qualified options" only, which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Initial Options shall expire on the earlier of five years after the date of grant or 30 days after the termination of the service of the Optionee as an Outside Director for any reason other than death. Anniversary Options shall expire on the earlier of ten years after the date of grant or three months after termination of the service of the Optionee as an Outside Director for any reason other than death.

          In the event of the death of the Optionee, both Initial Options and Anniversary Options, to the extent vested on the date of death of the Optionee, remain exercisable for a period of one year following the date of death of the Optionee."

     5. Section 8 of the Plan is hereby amended to read in its entirety as follows:

          "8.  VESTING OF OPTIONS.


               (a) Subject to subsection (d), Section 6 and Section 9(d), each Initial Option shall become exercisable in three (3) cumulative, annual installments from the date of grant, each installment consisting of one-third of the Shares covered by the Option.

               (b) Subject to subsection (d), Section 6 and Section 9(d), each Anniversary Option shall become exercisable in four (4) cumulative, annual installments from the date of grant, each installment consisting of one-fourth of the Shares covered by the Option. Notwithstanding the foregoing, each Anniversary Option shall become fully vested and exercisable as to all Shares covered by the Anniversary Option in the event of the termination of the Outside Director's service as a director of the Company on account of death or disability. The Board has the discretion to accelerate the vesting of any Anniversary Option at any time.


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               (c)  No portion of any Option which is unexercisable on the date an Outside Director's service as a director of the Company ceases shall thereafter become exercisable.

               (d) Notwithstanding the foregoing, all Options granted pursuant to this Plan shall vest immediately upon the occurrence of any of the following events (hereafter referred to as "Acceleration"): (i) the merger or combination of the Company with another corporation, when as a result thereof the shareholders of the Company immediately preceding such merger or combination shall immediately thereafter own less than 50% of the outstanding shares of the surviving corporation which at the time shall have, by the terms thereof, the ordinary voting power to elect the directors of such corporation; (ii) a tender offer or single transaction (other than a merger or combination of the Company with another corporation) which in either case results in a change in ownership of 33-1/3% or more of the outstanding shares of Common Stock of the Company;
     (iii) a sale to an unrelated party of substantially all of the assets of the Company; or (iv) a substantial partial or complete liquidation of the Company."


     6. Section 14 of the Plan is hereby amended to read in its entirety as follows:

          "14. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;


               (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall, in its absolute discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

               (d) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience; and

               (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax."


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* * * * *

     I hereby certify that the foregoing First Amendment to the Plan was duly adopted by the Board of Directors of Grubb & Ellis Company as of May 28, 1998.

     Executed on this 10th day of February, 1999.


                                   /s/  Carol Vanairsdale
                                   ----------------------------------
                                   Assistant Secretary

* * * * *

     I hereby certify that the foregoing First Amendment to the Plan was duly approved by the stockholders of Grubb & Ellis Company on November 19, 1998.

     Executed on this 10th day of February, 1999.


                                   /s/  Carol Vanairsdale
                                   ----------------------------------
                                   Assistant Secretary




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